SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


                          July 15, 1999 (July 9, 1999)
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                        PHYSICIAN COMPUTER NETWORK, INC.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                   New Jersey
         --------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-19666
         --------------------------------------------------------------
                            (Commission File Number)


                                   22-2485688
         --------------------------------------------------------------
                        (IRS Employer Identification No.)


                             1200 The American Road
                         Morris Plains, New Jersey 07950
         --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (973) 490-3100
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

         ITEM 2.   Disposition of Assets.
         -------  -------------------------------------------------------

                  Pursuant to an asset purchase agreement (the "Asset Purchase Agreement") dated as of July 2, effective July 9, 1999: (i) the Registrant's wholly-owned subsidiary, Wismer*Martin, Inc. ("WM"), sold to Medical Manager Northwest, Inc. (the "Purchaser"), a subsidiary of Medical Manager Corporation ("Medical Manager"), substantially all of its assets, which assets include the business of publishing, licensing and supporting the Sm*rt Practice practice management software product to office-based physician customers (the "Smart Practice Business"), and (ii) the Registrant sold to the Purchaser certain of its assets used in connection with the Smart Practice Business.
Contemporaneously with the execution and delivery of the Asset Purchase Agreement, the Registrant and Medical Manager have entered into an Exclusive Electronic Gateway and Network Services Agreement, dated July 2, 1999 (the "Network Agreement"). Pursuant to the Network Agreement the Registrant has granted to Medical Manager the right to, at such time as the services are made available by Medical Manager, provide certain web-based physician portal services and clinical e-commerce transaction services to the Registrant's customers on an exclusive basis. None of these services are currently provided by or available through PCN. The Network Agreement, has a term of approximately 11 months, and, under certain circumstances may be terminated early by the Registrant. In consideration for the sale of the assets contemplated by the Asset Purchase Agreement and for entering into the Network Agreement, the Purchaser and Medical Manager paid to WM and the Registrant an aggregate of $10,000,000 and assumed certain liabilities associated with the Smart Practice Business. The Smart Practice product line is used by approximately 1,000 client sites consisting primarily of 1-2 doctor practices. Registrant initiated and elected to enter into the transactions described above in order to, among other things, permit the Registrant to focus on the sale of its core medical practice management software products to larger physician offices, as well as obtain additional liquidity.


         ITEM 5.  Other Matters.
         -------  -------------------------------------------------------

                  On July 9, 1999, the Registrant entered into a Fourth Forbearance and Amendment Agreement with the Registrant's senior lenders to, among other things, so long as certain conditions are satisfied, extend the maturity date of the Registrant's senior indebtedness until December 31, 1999. In accordance with the agreements with the lenders, the Registrant used $4,000,000 of the proceeds from the sale of the Smart Practice Business to repay outstanding indebtedness to the lenders. After giving effect to such repayment, the Registrant's outstanding indebtedness to its senior lenders has been reduced to approximately $10,000,000.

         ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
         -------  -------------------------------------------------------

                           (a)      Financial Statements.

                           Not applicable.

                           (b)      Pro Forma Financial Information.


                  At the time of the filing of this Current Report on Form 8-K, it was impracticable for the Registrant to provide the required pro forma financial statements relative to the disposed business. The Registrant will file such required pro forma financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days following the date of this Report.

                  (c)      Exhibits.
                           ---------

                  Exhibit 1  --     Copy of Asset Purchase Agreement, dated
                                    as of July 2, 1999, among the Registrant, Wismer*Martin, Inc., Medical Manager
                                    Corporation and Medical Manager
                                    Northwest, Inc.

                  Exhibit 2  --     Copy of Fourth Forbearance and Amendment
                                    Agreement, dated as of July 9, 1999,
                                    among the Registrant, certain
                                    subsidiaries of the Registrant, the
                                    several banks and other financial
                                    institutions or entities which are
                                    parties thereto and Fleet Bank, N.A., as administrative agent.

                           SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHYSICIAN COMPUTER NETWORK, INC.
                                        (REGISTRANT)


Date: July __, 1999                         By: /s/Paul M. Antinori
                                                Paul M. Antinori
                                                Vice President

EXHIBIT INDEX

Exhibit  1 -- Asset  Purchase  Agreement,  dated as of July 2,  1999,  among the
         Registrant,   Wismer*Martin,  Inc.,  Medical  Manager  Corporation  and
         Medical Manager Northwest, Inc.

Exhibit 2  -- Copy of Fourth Forbearance and Amendment
         Agreement, dated as of July 9, 1999, among the Registrant, certain subsidiaries of the Registrant, the several banks and other financial institutions or entities which are parties thereto and Fleet Bank, N.A.,as administrative agent.